Exhibit 10.70

AMENDMENT NO. 8

TO THE

SAN DIEGO GAS & ELECTRIC COMPANY

NUCLEAR FACILITIES QUALIFIED CPUC DECOMMISSIONING

MASTER TRUST AGREEMENT

FOR

SAN ONOFRE NUCLEAR GENERATING STATIONS

This Amendment No. 8 made this _______ day of ____________, 2011, by and between San Diego Gas & Electric Company (“Company”) and The Bank of New York Mellon, a New York state bank, successor by operation of law to Mellon Bank, N.A (“Trustee”).

WHEREAS, pursuant to Section 2.12 of the Nuclear Facilities Qualified Decommissioning Master Trust for San Onofre Nuclear Generating Stations dated as of June 29, 1992, as amended (“Agreement”) between the Company and the Trustee, the parties specifically reserve the right to amend the Agreement;

NOW, THEREFORE, the Company and the Trustee agree as follows:

1.

Section 2.02 of the Agreement is hereby deleted in its entirety and restated to read as follows:

“Additions to Master Trust.  From time to time after the initial contribution to the Master Trust and prior to the termination of this Master Trust, the Company may make, and the Trustee shall accept, additional contributions to the Master Trust of money and/or securities, to the extent permitted under Section 468A of the Code, to satisfy the purpose of this Master Trust as set forth in Section 1.03, which contributions may be made to the applicable Fund Account(s).  With respect to amounts received as a transfer from the San Diego Gas & Electric Company Nuclear Facilities Non-Qualified CPUC Decommissioning Master Trust for San Onofre Nuclear Generating Stations (the “Non-Qualified Master Trust”) to this Master Trust, such amounts attributable to a particular Unit or Fund under the Non-Qualified Master Trust shall be allocated to the same Unit or Fund under this Master Trust.”

2.

Section 2.03 of the Agreement is hereby deleted in its entirety and restated to read as follows:

“Adjustments for Excess Contributions.  The Trustee and the Company understand and agree that the contributions made by the Company to any of the Funds from time to time may exceed the amount permitted to be paid into such funds(s) pursuant to Section 468A of the Code and any regulations thereunder based upon changes in estimates, subsequent developments, or any other event or occurrence which could not reasonably have been foreseen by the Company at the time such contribution was made (Excess Contribution).  With respect to any Excess Contribution, the Trustee shall make (i) transfers from the Master Trust to the San Diego Gas & Electric Company Nuclear Facilities Non-Qualified CPUC Decommissioning Master Trust for the San Onofre Nuclear Generating Stations or (ii) withdrawals from the Master Trust to the Company, as the case may be, upon a presentation of a certificate substantially in the form of Exhibit E, instructing the Trustee to make such payment from the Master Trust to the San Diego Gas & Electric Company Nuclear Facilities Non-Qualified CPUC Decommissioning Master Trust for the San Onofre Nuclear Generating Stations, or substantially in the form of Exhibit F, instructing the Trustee to make such payment from the Master Trust to the Company.  The Trustee shall be fully protected in relying upon such certificate.”

3.

Section 2.04 of the Agreement is amended by adding the following language to the end thereof:

“Notwithstanding the preceding sentence or anything else in this Master Trust to the contrary, monies or securities can be transferred from the Master Trust to the San Diego Gas & Electric Company Nuclear Facilities Non-Qualified CPUC Decommissioning Master Trust for the San Onofre Nuclear Generating Stations to the extent permitted by Section 468A of the Code and directed by the Company upon presentation of a certificate substantially in the form of Exhibit E.”

4.

Each Party hereby represents and warrants to the others that it has full authority to enter into this Amendment No. 8 upon the terms and conditions hereof and that the individual executing this Amendment No. 8 on its behalf has the requisite authority to bind that Party.

[Signatures to follow]

IN WITNESS WHEREOF, the Company, the Trustee, and the California Public Utilities Commission have set their hands and seals in agreement to these amendments effective as provided above.

SAN DIEGO GAS & ELECTRIC COMPANY

By:

________________________________________

Date:

________________________________________

Attest:

________________________________________

THE BANK OF NEW YORK MELLON

By:

________________________________________

Date:

________________________________________

Attest:

________________________________________

CALIFORNIA PUBLIC UTILITIES COMMISSION

By:

________________________________________

Date:

________________________________________

Attest:

________________________________________

Exhibit E

CERTIFICATE FOR TRANSFER FROM THE QUALIFIED FUND
TO THE NON-QUALIFIED FUND

The Bank of New York Mellon, as Trustee
[Address]

This Certificate is submitted pursuant to Section 2.03 and Section 2.04 of the San Diego Gas & Electric Company Nuclear Facilities Qualified CPUC Decommissioning Master Trust for San Onofre Nuclear Generating Stations, dated __________.  All capitalized terms used in this Certificate and not otherwise defined herein shall have the meanings assigned to such terms in the Master Trust.  In your capacity as Trustee, you are hereby authorized and instructed as follows (complete one):

To pay $______________ in cash and the securities identified on the schedule attached hereto from the [Unit name’s] qualified fund to that Unit’s nonqualified fund.

With respect to such payment, the undersigned, being an Authorized Representative of San Diego Gas & Electric Company (“Company”), a California corporation, and, in such capacity, being authorized and empowered to execute and deliver this certificate, hereby certifies to the Trustee of the San Diego Gas & Electric Company Nuclear Facilities Qualified CPUC Decommissioning Master Trust for San Onofre Nuclear Generating Stations, pursuant to Section 2.03 and Section 2.04 of the Master Trust, as follows:

1.

Any amount stated herein to be paid from the San Diego Gas & Electric Company Nuclear Facilities Qualified CPUC Decommissioning Master Trust to the San Diego Gas & Electric Company Nuclear Facilities Non-Qualified CPUC Decommissioning Master Trust is an Excess Contribution as set forth in Section 2.03 of the Master Trust.

[Signature to follow]

IN WITNESS WHEREOF, the undersigned have executed this Certificate in the capacity as shown below as of _______________, ________.

By: _____________________________________
     Authorized Representative

Exhibit F

CERTIFICATE FOR WITHDRAWAL OF EXCESS CONTRIBUTION

The Bank of New York Mellon, as Trustee
[Address]

This Certificate is submitted pursuant to Section 2.03 of the San Diego Gas & Electric Company Nuclear Facilities Qualified CPUC Decommissioning Master Trust for San Onofre Nuclear Generating Stations, dated _______.  All capitalized terms used in this Certificate and not otherwise defined herein shall have the meanings assigned to such terms in the Master Trust.  In your capacity as Trustee, you are hereby authorized and instructed to pay $_____________ in cash and the securities identified on the schedule attached hereto to the Company from the Master Trust.

With respect to such payment, the undersigned, being an Authorized Representative of San Diego Gas & Electric Company (“Company”), a California corporation, and, in such capacity, being authorized and empowered to execute and deliver this certificate, hereby certifies to the Trustee of the San Diego Gas & Electric Company Nuclear Facilities Qualified CPUC Decommissioning Master Trust for San Onofre Nuclear Generating Stations, pursuant to Section 2.03 of the Master Trust, that withdrawal pursuant to Section 2.03 of the Master Trust is appropriate and that $___________ and securities constitutes an Excess Contribution pursuant to Section 2.03 of the Master Trust.

IN WITNESS WHEREOF, the undersigned have executed this Certificate in the capacity as shown below as of _______________, ________.

By: _____________________________________
     Authorized Representative